Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Portfolio of Investments                                       8
         Notes to Portfolio of Investments                             12
         Statement of Assets and Liabilities                           13
         Statement of Operations                                       14
         Statements of Changes in Net Assets                           15
         Notes to Financial Statements                                 16







Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA First Start Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.






USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.







Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.]

Since my last letter to you in July 1998, the stock market had many ups and downs - like a roller coaster ride. But, we had a plan and stuck to it. We didn't let the market scare us into making any quick decisions.

When it comes to investing, you should have a plan. Having a plan makes it easier to reach the goals you set for yourself. The great thing about the USAA First Start Growth Fund (Registered Trademark) is that it's part of a program that will teach you about the world of investing. As you learn more about the stock market and how it works, you'll understand why it's important to stick to your plan. Invest consistently - weekly, monthly, whichever you choose to do. Now, when you get your allowance or when you get special gifts from relatives, you have a place to invest for your future.

I am proud to announce that we have added another grandchild to our family! Adam Roth Bethel was born to my daughter Marnie and her husband Jeff on December 4, 1998. Like his four older cousins, Adam has an InveStart (Registered Trademark)-type account that we've set up.(1) His is in the USAA First Start Growth Fund. We opened the account with $100 and have been putting in a planned amount each month. This is called investing systematically and is a great way to invest because you have a "system" that helps you to stick to your plan. Adam is, of course, very bright, and I am sure that in years to come he will enjoy learning about investments through the USAA First Start Growth Fund.

We are very proud of this program and as of January 31, 1999, there are over 29,000 shareholder accounts in the USAA First Start Growth Fund. We hope you enjoy being part of USAA and the USAA First Start Program.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board




(1) Systematic investment plans do not assure a profit or protect against loss in declining markets.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.







Investment Review

USAA FIRST START GROWTH FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Primarily equity securities of companies that provide goods or services we believe are familiar to young people.

--------------------------------------------------------------------------------
                                            7/31/98              1/31/99
--------------------------------------------------------------------------------
  Net Assets                             $45.3 Million        $87.8 Million
  Net Asset Value Per Share                 $12.27               $14.58
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/99
--------------------------------------------------------------------------------
     7/31/98 to 1/31/99             1 Year         Since Inception on 8/1/97
           19.75%(+)                43.35%                  29.24%
--------------------------------------------------------------------------------


(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund, the S&P 500 Index, and the Lipper Growth Funds Average for the period of 08/01/97 through 01/31/99. The data points from the graph are as follows:


              USAA First Start             S&P 500              Lipper Growth
                Growth Fund                 Index               Funds Average
              -----------------         -------------          ----------------

08/01/97         $10,000                   $10,000                 $10,000
08/31/97           9,470                     9,440                   9,662
09/30/97           9,930                     9,957                  10,192
10/31/97           9,590                     9,625                   9,809
11/30/97           9,860                    10,070                   9,981
12/31/97           9,980                    10,243                  10,079
01/31/98          10,250                    10,356                  10,135
02/28/98          11,300                    11,102                  10,900
03/31/98          11,630                    11,670                  11,383
04/30/98          12,000                    11,790                  11,520
05/31/98          11,590                    11,588                  11,189
06/30/98          12,280                    12,058                  11,604
07/31/98          12,270                    11,931                  11,339
08/31/98          10,300                    10,207                   9,481
09/30/98          10,773                    10,861                  10,056
10/31/98          11,851                    11,743                  10,754
11/30/98          12,668                    12,455                  11,414
12/31/98          14,018                    13,172                  12,354
01/31/99          14,693                    13,723                  12,890

Data since inception on 8/1/97 through 1/31/99



The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the S&P 500 Index and the Lipper Growth Funds Average, an average performance level of all growth funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.








Message from the Manager

[Photograph of the Portfolio Manager, Curt Rohrman, appears here.]

When Mom or Dad are driving the car down the street, do they look out the front windshield or the back window?

Silly question, huh? Of course they look out the front windshield because they want to see what's in front of them. Sure, they glance in the mirrors once in a while to make sure everything behind them is okay. But they make all their decisions on when to turn, when to go faster, and when to stop based on what's ahead.

Your parents have a game plan when they drive - you should have one when you invest. Coming up with one is easy. Include what you're investing for,[Like a car or college five or more years from now] how much you can invest, and how often you want to invest [weekly... monthly...]. Then, stick to your game plan regardless of what the stock market is doing.(1) Stay focused on your investment objectives ahead of you.

(1) Systematic investment plans do not assure a profit or protect against loss in declining markets.

Six months ago, the stock market looked pretty bad - and it got even worse in October. At the time, we said, "stick to your game plan." Know what? Stock prices not only recovered, but went on to set all-time records. Right now the Internet is hot and Internet stock prices are zooming. So, is it time to put some "extra" cash in the market?

We still say, "stick to your game plan". The reason is that over time, stock prices tend to rise {since 1926, stock prices have risen an average of 11.2% per year(2)}, not soar straight up. Just as you shouldn't let a lousy stock market scare you off your game plan, neither should you let a great stock market encourage you to go crazy with your investments.

(2) Used with permission. (Copyright)1999 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

STRATEGY

The USAA First Start Growth Fund has a game plan and we stick to it. We buy the stock of companies that make products, or provide services that we believe are familiar to you. We try not to buy a bunch of companies that all make the same thing. Instead, the stocks we own are spread across three primary areas: consumer products, technology, and healthcare. We like companies that are really good at what they do and have built, or are building, leadership positions. Companies we buy have to be growing faster than the average company - this means they have to sell a lot more products each and every year.

FUND PERFORMANCE

Over the past six months, the stock market and the USAA First Start Growth Fund did well. From July 31, 1998, to January 31, 1999, your Fund's cumulative total return was 19.75% while the S&P 500 Index's total return was 15.02%.(3) Why did we have such a big increase? Technology stocks, such as America Online, Microsoft, and Intel were a big part of the gain. But consumer stocks like Gap, Keebler Foods and Dayton Hudson helped too. Our focus on bigger companies helped, too. These stocks didn't get hit as hard when the market looked so bad and their prices recovered really well when the market went back up.

(3) The Fund's average total return since inception is 29.24%.

OUTLOOK

We think the stock market will do well during the next several years and our reasons are unchanged. Companies in the U.S. in general are the most competitive on the globe. We believe U.S. companies make better, more innovative products at lower cost than companies anywhere else. People around the world want U.S. products. Whether it's Internet services, hamburgers, cosmetics, computers, pharmaceuticals, or financial products, our market share advantage is widening. This is important if U.S. companies are going to continue to grow rapidly.



---------------------------------         ----------------------------------
    TOP 10 EQUITY HOLDINGS                        TOP 10 INDUSTRIES
      (% OF NET ASSETS)                           (% OF NET ASSETS)
---------------------------------         ----------------------------------
America Online                4.0         Electronics-Semiconductors     7.0
General Electric              3.2         Foods                          5.7
Microsoft                     3.2         Computer Software & Service    5.5
Procter & Gamble              3.1         Drugs                          4.7
Clear Channel Communications  3.1         Communication Equipment        4.4
Newell                        3.1         U.S. Government                4.2
Dayton Hudson                 3.0         Internet Services              4.1
Johnson & Johnson             3.0         Retail-Drug                    3.6
PepsiCo                       2.9         Electrical Equipment           3.2
Avon Products                 2.9         Finance Diversified            3.2
---------------------------------         ----------------------------------


You will  find a  complete  list of the  securities  that the Fund owns on pages
8-11.







USAA FIRST START GROWTH FUND
PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)


                                                                      Market
  Number                                                              Value
of Shares                      Security                               (000)
--------------------------------------------------------------------------------
                              COMMON STOCKS (97.2%)
            Auto Parts (2.4%)
   53,000   Lear Corp.*                                              $ 2,087
--------------------------------------------------------------------------------
            Beverages - Nonalcoholic (2.9%)
   66,000   PepsiCo, Inc.                                              2,578
--------------------------------------------------------------------------------
            Broadcasting - Radio & TV (3.1%)
   44,000   Clear Channel Communications, Inc.*                        2,722
--------------------------------------------------------------------------------
            Chemicals (1.8%)
   33,000   Monsanto Co.                                               1,570
--------------------------------------------------------------------------------
            Communication Equipment (4.4%)
   17,000   Lucent Technologies, Inc.                                  1,914
   23,000   Tellabs, Inc.*                                             1,972
--------------------------------------------------------------------------------
                                                                       3,886
--------------------------------------------------------------------------------
            Computer - Hardware (2.5%)
   28,000   Hewlett-Packard Co.                                        2,195
--------------------------------------------------------------------------------
            Computer - Networking (2.6%)
   20,500   Cisco Systems, Inc.*                                       2,287
--------------------------------------------------------------------------------
            Computer Software & Service (5.5%)
   16,000   Microsoft Corp.*                                           2,800
   32,000   Network Associates, Inc.*                                  1,676
    8,000   Pixar, Inc.*                                                 316
--------------------------------------------------------------------------------
                                                                       4,792
--------------------------------------------------------------------------------
            Drugs (4.7%)
   18,000   Pfizer, Inc.                                               2,315
   34,000   Schering-Plough Corp.                                      1,853
--------------------------------------------------------------------------------
                                                                       4,168
--------------------------------------------------------------------------------
            Electrical Equipment (3.2%)
   27,000   General Electric Co.                                       2,832
--------------------------------------------------------------------------------
            Electronics - Semiconductors (7.0%)
   73,000   Analog Devices, Inc.*                                      2,172
   14,000   Intel Corp.                                                1,973
   20,000   Texas Instruments, Inc.                                    1,977
--------------------------------------------------------------------------------
                                                                       6,122
--------------------------------------------------------------------------------
            Entertainment (2.5%)
   13,000   AMC Entertainment, Inc.                                      228
   60,000   Walt Disney Co.                                            1,980
--------------------------------------------------------------------------------
                                                                       2,208
--------------------------------------------------------------------------------
            Equipment - Semiconductors (2.6%)
   36,000   Applied Materials, Inc.*                                   2,275
--------------------------------------------------------------------------------
            Finance - Diversified (3.2%)
   31,000   Federal Home Loan Mortgage Corp.                           1,922
   10,000   Morgan Stanley, Dean Witter, Discover & Co.                  868
--------------------------------------------------------------------------------
                                                                       2,790
--------------------------------------------------------------------------------
            Foods (5.7%)
   38,000   Hershey Foods Corp.                                        2,138
   63,100   Keebler Foods Co.*                                         2,287
    6,000   Tootsie Roll Industries, Inc.                                270
    3,000   William Wrigley Jr., Co.                                     281
--------------------------------------------------------------------------------
                                                                       4,976
--------------------------------------------------------------------------------
            Healthcare - Diversified (3.0%)
   31,000   Johnson & Johnson, Inc.                                    2,635
--------------------------------------------------------------------------------
            Household Products (3.1%)
   30,000   Procter & Gamble Co.                                       2,726
--------------------------------------------------------------------------------
            Housewares (3.1%)
   65,000   Newell Co.                                                 2,702
--------------------------------------------------------------------------------
            Internet Services (4.1%)
   20,000   America Online, Inc.*                                      3,514
    1,800   Ticketmaster Online-CitySearch, Inc. "B"*                    113
--------------------------------------------------------------------------------
                                                                       3,627
--------------------------------------------------------------------------------
            Leisure Time (3.0%)
  102,000   Mattel, Inc.                                               2,314
    4,000   Sony Corp. ADR                                               292
--------------------------------------------------------------------------------
                                                                       2,606
--------------------------------------------------------------------------------
            Major Regional Banks (2.5%)
   24,000   Fleet Financial Group, Inc.                                1,064
   17,000   Mellon Bank Corp.                                          1,139
--------------------------------------------------------------------------------
                                                                       2,203
--------------------------------------------------------------------------------
            Medical Products & Supplies (2.6%)
   29,000   Medtronic, Inc.                                            2,311
--------------------------------------------------------------------------------
            Oil & Gas - Drilling/Equipment (1.0%)
   18,000   Schlumberger Ltd.                                            857
--------------------------------------------------------------------------------
            Paper & Forest Products (0.5%)
    7,100   Georgia Pacific Corp.                                        458
--------------------------------------------------------------------------------
            Personal Care (2.9%)
   69,000   Avon Products, Inc.                                        2,549
--------------------------------------------------------------------------------
            Restaurants (0.4%)
    4,000   McDonald's Corp.                                             315
--------------------------------------------------------------------------------
            Retail - Drugs (3.6%)
   32,000   CVS Corp.                                                  1,752
   50,000   Duane Reade, Inc. *                                        1,394
--------------------------------------------------------------------------------
                                                                       3,146
--------------------------------------------------------------------------------
            Retail - General Merchandising (3.0%)
   42,000   Dayton Hudson Corp.                                        2,678
--------------------------------------------------------------------------------
            Retail - Specialty (0.3%)
   30,000   PETsMART, Inc.*                                              270
--------------------------------------------------------------------------------
            Retail - Specialty Apparel (2.9%)
   33,000   Gap, Inc.                                                  2,118
   59,000   Genesco, Inc. *                                              439
--------------------------------------------------------------------------------
                                                                       2,557
--------------------------------------------------------------------------------
            Services - Commercial & Consumer (2.4%)
   20,000   Applied Graphics Technologies, Inc.*                         288
   73,000   Harte-Hanks Communications, Inc.                           1,843
--------------------------------------------------------------------------------
                                                                       2,131
--------------------------------------------------------------------------------
            Services - Data Processing (2.4%)
   54,900   First Data Corp.                                           2,103
--------------------------------------------------------------------------------
            Shoes (0.2%)
    3,000   Timberland Co.*                                              135
--------------------------------------------------------------------------------
            Telecommunications - Long Distance (2.1%)
   23,000   MCI WorldCom, Inc.*                                        1,834
--------------------------------------------------------------------------------
            Total common stocks (cost: $66,758)                       85,331
--------------------------------------------------------------------------------


 Principal
  Amount
   (000)
-----------
                          SHORT-TERM (4.2%)
            U.S. Government & Agency Issue
  $ 3,741   Federal Home Loan Mortgage Corp., 4.62%, 2/01/1999
            (cost: $3,740)                                             3,740
--------------------------------------------------------------------------------
            Total investments (cost: $70,498)                        $89,071
================================================================================







USAA FIRST START GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
*Non-income producing.



See accompanying notes to financial statements.









USAA FIRST START GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 1999
(Unaudited)


ASSETS
   Investments in securities, at market value
     (identified cost of $70,498)                                     $ 89,071
   Cash                                                                    159
   Receivables:
      Capital shares sold                                                  251
      Dividends                                                             51
      Securities sold                                                    1,774
                                                                      ---------
         Total assets                                                   91,306
                                                                      ---------

LIABILITIES
   Securities purchased                                                  3,427
   Capital shares redeemed                                                   5
   USAA Transfer Agency Company                                             63
                                                                      ---------
         Total liabilities                                               3,495
                                                                      ---------
            Net assets applicable to capital shares outstanding       $ 87,811
                                                                      =========

REPRESENTED BY:
   Paid-in capital                                                    $ 68,871
   Accumulated net investment loss                                        (136)
   Accumulated net realized gain on investments                            503
   Net unrealized appreciation of investments                           18,573
                                                                      ---------
            Net assets applicable to capital shares outstanding       $ 87,811
                                                                      =========
   Capital shares outstanding                                            6,024
                                                                      =========
   Authorized shares of $.01 par value                                  95,000
                                                                      =========
   Net asset value, redemption price, and offering price per share    $  14.58
                                                                      =========




See accompanying notes to financial statements.










USAA FIRST START GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 1999
(Unaudited)


Net investment loss:
   Income:
      Dividends                                                        $    251
      Interest                                                               82
                                                                       ---------
         Total income                                                       333
                                                                       ---------
   Expenses:
      Management fees                                                       216
      Transfer agent's fees                                                 259
      Custodian's fees                                                       27
      Postage                                                                28
      Shareholder reporting fees                                              3
      Directors' fees                                                         2
      Registration fees                                                      20
      Professional fees                                                      15
      Other                                                                   1
                                                                       ---------
         Total expenses before reimbursement                                571
      Expenses reimbursed                                                  (102)
                                                                       ---------
         Total expenses after reimbursement                                 469
                                                                       ---------
            Net investment loss                                            (136)
                                                                       ---------
Net realized and unrealized gain on investments:
   Net realized gain                                                        519
   Change in net unrealized appreciation/depreciation                    13,127
                                                                       ---------
            Net realized and unrealized gain                             13,646
                                                                       ---------
Increase in net assets resulting from operations                       $ 13,510
                                                                       =========




See accompanying notes to financial statements.










USAA FIRST START GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 1999
and Year ended July 31, 1998
(Unaudited)


                                                           1/31/99     7/31/98
                                                        ------------------------

From operations:
   Net investment loss                                    $   (136)   $   (228)
   Net realized gain on investments                            519         557
   Change in net unrealized appreciation/depreciation
      of investments                                        13,127       5,446
                                                        ------------------------
      Increase in net assets resulting from operations      13,510       5,775
                                                        ------------------------
Distributions to shareholders from:
   Net realized gains                                         (345)         -
                                                        ------------------------
From capital share transactions:
   Proceeds from shares sold                                33,551      41,997
   Shares issued for dividends reinvested                      179          -
   Cost of shares redeemed                                  (4,428)     (2,428)
                                                        ------------------------
      Increase in net assets from capital share
         transactions                                       29,302      39,569
                                                        ------------------------
Net increase in net assets                                  42,467      45,344
Net assets:
   Beginning of period                                      45,344          -
                                                        ------------------------
   End of period                                          $ 87,811    $ 45,344
                                                        ========================
Undistributed net investment loss included in
  net assets:
   End of period                                          $   (136)         -
                                                        ========================
Change in shares outstanding:
   Shares sold                                               2,672       3,917
   Shares issued for dividends reinvested                       17          -
   Shares redeemed                                            (361)       (221)
                                                        ------------------------
      Increase in shares outstanding                         2,328       3,696
                                                        ========================




See accompanying notes to financial statements.







USAA FIRST START GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1999
(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA First Start Growth Fund (the Fund). The Fund's primary investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets in equity securities of companies that provide goods or services that it believes are familiar to young people.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under the CAPCO agreements, the Fund may borrow from CAPCO an amount under both agreements combined of up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 1999.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 1999 were $38.4 million and $10.5 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1999 was $21.0 million and $2.4 million, respectively.

(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.65% of its average net assets, and accordingly has waived a portion of its management fees.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1999 was $13,000.

(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1999, the Association and its affiliates owned 2.0 million shares (33.2%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period is as follows:

                                              Six-month
                                            Period Ended          Year Ended
                                             January 31,           July 31,
                                                1999                 1998*
                                            ---------------------------------
Net asset value at
   beginning of period                      $   12.27             $   10.00
Net investment loss                              (.03)(a)              (.10)(a)
Net realized and unrealized gain                 2.42                  2.37
Distributions of realized capital gains          (.08)                   -
                                            ---------------------------------
Net asset value at end of period            $   14.58             $   12.27
                                            =================================
Total return (%)                                19.75                 22.70
Net assets at end of period (000)           $  87,811             $  45,344
Ratio of expenses to
   average net assets (%)                        1.65(b)               1.65
Ratio of expenses to
   average net assets
   excluding reimbursement (%)                   1.97(b)                 -
Ratio of net investment
   loss to average net assets (%)                (.47)(b)              (.83)
Portfolio turnover (%)                          18.79                 52.11


 *  Fund commenced operations August 1, 1997.
(a) Calculated using weighted average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.






DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Service Mark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777